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                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                       ___________________


                            Form 8-K

                         Current Report

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                  Date of Report:  February 29, 1996


            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
         (Exact name of registrant as specified in charter)



       New York           1-1217              13-5009340
      (State of         (Commission       (I.R.S. Employer
     incorporation)     File Number)     Identification No.)



               4 Irving Place, New York, NY  10003
            (Address of principal executive offices)


        Registrant's telephone number:  (212) 460-4600
















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                INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     On February 29, 1996, the Company entered into an underwriting agreement with Lehman Brothers Inc., as representative of the underwriters named therein, for the sale of $275 million aggregate principal amount of the Company's 7 3/4% Quarterly Income Capital Securities (Series A Subordinated Deferrable Interest Debentures) (the "Offered Securities"). The Offered Securities were registered under the Securities Act of 1933 pursuant to certain Registration Statements on Form S-3 (Nos. 33-62266, declared effective May 11, 1993, and 33-64657, declared effective December 8, 1995) relating to $1.205 billion aggregate principal amount of unsecured debt securities of the Company, of which $605 million have been sold in previous offerings of debt securities.

     It is expected that the net proceeds to be received by the Company from the sale of the Offered Securities, along with other funds of the Company, will be applied to purchase and retire preferred stock tendered and accepted for payment pursuant to the Company's Offer to Purchase, dated January 29, 1996; to redeem other series of the Company's preferred stock; and to pay related expenses.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

     1   Underwriting Agreement relating to the Offered
         Securities.

     4   Form of Offered Securities.

     8   Tax Opinion of Reid & Priest LLP, dated February 29,
         1996.

    12 Statement of computation of ratio of earnings to fixed charges for the years ended December 31, 1995, 1994, 1993, 1992 and 1991.

    23.1 Consent of Reid & Priest LLP. (Included as part of
         Exhibit 8.)

    23.2 Consent of Price Waterhouse LLP.

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    27   Financial Data Schedule. (To the extent provided in Rule
         402 of Regulation S-T, this exhibit shall not be deemed
         "filed", or otherwise subject to liabilities, or be deemed part of a registration statement.)

    99.1 Consolidated balance sheet and statement of capitalization at December 31, 1995 and 1994, and related consolidated statements of income, of retained earnings, and of cash flows for each of the three years in the period ended December 31, 1995, and the notes thereto, of Consolidated Edison Company of New York, Inc. and its subsidiaries ("1995 Financial Statements").

    99.2 Report of Price Waterhouse LLP, dated February 27, 1996, relating to the 1995 Financial Statements.

    99.3 Management's Discussion and Analysis of Financial
         Condition and Results of Operations, dated February 27,
         1996 ("MD&A") relating to the 1995 Financial Statements.


                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONSOLIDATED EDISON COMPANY
                                  OF NEW YORK, INC.



                                By: RAYMOND J. MCCANN

                                    Raymond J. McCann
                                    Executive Vice President
                                     and Chief Financial Officer


DATE:  February 29, 1996
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                              - 4 -


                        Index to Exhibits

                                                  Sequential Page
                                                  Number at which
Exhibit               Description                  Exhibit Begins



   1          Underwriting Agreement relating
              to Offered Securities.


   4          Form of Offered Securities.

   8          Tax Opinion of Reid & Priest LLP,
              dated February 29, 1996.

   12         Statement of computation of ratio of
              earnings to fixed charges for the years
              ended December 31, 1995, 1994, 1993, 1992
              and 1991.

  23.1        Consent of Reid & Priest LLP. (Included
               as part of Exhibit 8.)

  23.2        Consent of Price Waterhouse LLP.

   27         Financial Data Schedule. (To the extent provided in
              Rule 402 of Regulation S-T, this exhibit shall not be deemed "filed", or otherwise subject to liabilities, or be deemed part of a registration statement.)

  99.1        1995 Financial Statements.

  99.2        Report of Price Waterhouse LLP, dated
              February 27, 1996 relating to the
              1995 Financial Statements.

  99.3        MD&A relating to the 1995 Financial Statements.